UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2016

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	000-55497	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

(Address of Principal Executive Office) (Zip Code)

(904) 652-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Securities Purchase Agreement, Note, and Warrant.

On December 20, 2016, Duos Technologies Group, Inc., a Florida corporation (the "Company"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with JMJ Financial, a Nevada sole proprietorship ("JMJ," and together with the Company, the "Parties"). Pursuant to the Purchase Agreement, JMJ purchased from the Company (i) a Promissory Note in the aggregate principal amount of up to $2,500,000 (the "Note") for consideration of up to $2,350,000 representing an original issue discount of 5%, due and payable on the earlier of May 15, 2016 or the third business day after the closing of the Public Offering (as defined below), and (ii) a Common Stock Purchase Warrant (the "Warrant") to purchase 4,035,086 shares of the Company's common stock ("Common Stock") at an exercise price per share equal to the lesser of (i) 80% of the per share price of the Common Stock in the Company's contemplated public offering of securities (the "Public Offering"), (ii) $0.15 per share, (iii) the lowest daily closing price of the the Common Stock during the ten days prior to the Public Offering (subject to adjustment); (iv) the lowest daily closing price of the Common Stock during the ten days prior to the Maturity Date (subject to adjustment); (v) 80% of the unit price in the Public Offering (if applicable), or (vi) 80% of the exercise price of any warrants issued in the Public Offering. Additionally, pursuant to the Purchase Agreement, the Company will issue JMJ shares of Common Stock equal to 30% of the principal sum of the Note ("Origination Shares") on the 5th trading day after the pricing of the Public Offering, but in no event later than May 30, 2017. The number of Origination Shares will equal the principal sum of the Note divided by the lowest of (i) the lowest daily closing price of the Common Stock during the ten days prior to delivery of the Origination Shares or during the ten days prior to the date of the Public Offering (in each case subject to adjustment for stock splits), (ii) 80% of the common stock offering price of the Public Offering, (iii) 80% of the unit price offering price of the Public Offering (if applicable), or (iv) 80% of the exercise price of any warrants issued in the Public Offering.

In accordance with its terms, the Purchase Agreement became effective (the "Effective Date") upon (i) execution by the Parties of the Purchase Agreement, Note, the Warrant, and (ii) delivery of an initial advance pursuant to the Note of $575,000, which occurred on December 21, 2016 (the "Initial Advance"). Pursuant to the Note, JMJ is obligated to provide the Company an additional $925,000 advance under the Note in tranches, as certain milestones, contained within the Note, are achieved (the "Additional Advances"). JMJ may make further advances of up to $1,000,000 under the Note, in such amounts and at such times as the Parties may agree (each, a "Further Advance"). In the event of an Additional Advance or  Further Advance, the Company shall deliver an additional warrant within three days of such advances in the form of the Warrant (the "Additional Warrant"), with the following terms: (i) an aggregate exercise amount equal to 100% of the principal sum attributable to the Additional Advance or Further Advance, respectively (ii) at the per share exercise price then in effect on the Warrant, and (iii) the number of shares for which the Additional Warrant is exercisable equal to the aggregate exercise amount for the Additional Warrant divided by the exercise price. JMJ may, at its election, exercise the Warrant, and each Additional Warrant, if any, pursuant to a cashless exercise.

If the Company fails to repay the balance due under the Note, or issues a Variable Security (as defined in the Note)  up to and including the date of the closing of the Public Offering, JMJ has the right to convert all or any portion of the outstanding Note into shares of Common Stock, subject to the terms and conditions set forth in the Note.  All amounts due under the Note become immediately due and payable upon the occurrence of an event of default as set forth in the Note. Further, upon an event of default, JMJ has the right, at any time, at its election, to convert all or part of the outstanding and unpaid principal sum (and any other fees) into shares of fully paid and non-assessable shares of Common Stock.

The foregoing descriptions of the Purchase Agreement, the Note, and the Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of such documents. Copies of the Purchase Agreement, the Note, and the Warrant are attached hereto as Exhibits 10.1, 10.2, and 4.1, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

These securities were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a "public offering," as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, this investor had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1*	Common Stock Purchase Warrant, dated December 20, 2016, issued by the Company in favor of JMJ Financial

10.1*	Securities Purchase Agreement, dated December 21, 2016, between JMJ Financial and the Company

10.2*	Promissory Note, dated December 20, 2016, issued by the Company in favor of JMJ Financial

 *filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: December 23, 2016	By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer